EXHIBIT 21.1

SUBSIDIARIES OF THE REGISTRANT

Entity	Jurisdiction of Formation
Icahn Enterprises Holdings L.P.	Delaware
American Entertainment Properties Corp.	Delaware
AEP Real Estate Holdings LLC	Delaware
AEP CCR LLC	Delaware
AEPC Holdings LLC	Delaware
AEP Pinewild Holding LLC	Delaware
AEP PLC LLC	Delaware
IE Net Lease LLC	Delaware
IE Property Management LLC	Delaware
IE HCR LLC	Delaware
IE HCR Operating LLC	Delaware
IE HCR Properties LLC	Delaware
IE HCR Services LLC	Delaware
IE HRC LLC	Delaware
IE Homes LLC	Delaware
IE Home Properties LLC	Delaware
IE Club Resort Properties LLC	Delaware
IE Moorestown LLC	Delaware
New Seabury Homes LLC	Delaware
IEP Utility Holdings LLC	Delaware
AREP Florida Holdings LLC	Delaware
AREP KH Holding LLC	Delaware
AREP New York Holdings LLC	Delaware
AREP Real Estate Holdings LLC	Delaware
Bayswater Cottages at New Seabury LLC	Delaware
Atlantic Coast Entertainment Holdings, Inc.	Delaware
Bayswater Development LLC	Delaware
Bayswater Falling Waters LLC	Delaware
Bayswater Flat Pond LLC	Delaware
Bayswater Hammond Ridge LLC	Delaware
Bayswater Pondview LLC	Delaware
Bayswater Seaside II LLC	Delaware
GH Vero Beach Development LLC	Delaware
GH Vero Holdings LLC	Delaware
Grand Harbor Golf Club LLC	Delaware
Grand Harbor North Land LLC	Delaware
Icahn Automotive Service LLC	Delaware
Icahn Automotive Group LLC	Delaware
767 Auto Leasing LLC	Delaware
Icahn Enterprises Onshore/Offshore Investors LLC	Delaware
Icahn Strategy Holding Corp.	Delaware
IEH BioPharma LLC	Delaware
IEH Loop Road LLC	Delaware
IEH Sherman Drive LLC	Delaware

IEH FMGI Holdings LLC	Delaware
IEH Holdco LLC	Delaware
IEP Energy Holding LLC	Delaware
IEP Ferrous Brazil LLC	Delaware
IEP Ferrous Brazil Sub LLC	Delaware
IEP AC Holdings LP	Delaware
IEP AC Plaza LLC	New Jersey
IEP Atlanta LLC	Delaware
IEP Chester LLC	Delaware
TERH LP, Inc.	Delaware
TTM Associates	New Jersey
TER Holdings I, Inc. f/k/a Trump Entertainment Resorts, Inc.	Delaware
IEP Indianapolis LLC	Delaware
IEP Mesquite LLC	Delaware
IEP Peachtree LLC	Delaware
IEP Refining 1 LLC	Delaware
IEP Refining 2 LLC	Delaware
IEP Valley LLC	Delaware
IEP Viga LLC	Delaware
New Seabury Golf Club LLC	Delaware
New Seabury Properties L.L.C .	Delaware
New Seabury Resources Management, Inc.	Delaware
New Seabury Real Estate Holdings LLC	Delaware
NS Beach Club LLC	Delaware
Pinewild Country Club of Pinehurst LLC	Delaware
Pinewild Phase 4 Land LLC	Delaware
Pinewild Phase 5 Land LLC	Delaware
Pinewild Builders LLC	Delaware
Pinewild Club Management LLC	Delware
Section 5 Development Monitoring LLC	Delaware
VB Community Management LLC	Delaware
Vero Beach Acquisition LLC	Delaware
IEP Eagle Beach LLC	Delaware
Eagle Entertainment Cayman Holdings Company Ltd.	Cayman Islands
Aruba Development Corporation	Aruba
Eagle Aruba Casino Operating Corporation VBA	Aruba
Eagle Aruba Resort Operating Corporation VBA	Aruba
Federal-Mogul Ignition Company	Missouri
Federal-Mogul New Products Inc.	Delaware
IEP Parts Acquisition LLC	Delaware
IE Gator Leasing LLC	Delaware
Icahn Enterprises Finance Corp.	Delaware
Nashville Recycling, LLC	Delaware
IPH GP LLC	Delaware
Icahn Capital LP	Delaware
Icahn Onshore LP	Delaware
Icahn Offshore LP	Delaware
Pep Boys - Manny Moe & Jack of Delaware LLC (189 "Pep Boys" stores omitted)	Delaware
Pep Boys - Manny Moe & Jack of Delaware LLC (189 "Pep Boys" stores omitted)	Delaware

The Pep Boys-Manny, Moe & Jack Holding Corp.	Delaware
The Pep Boys-Manny Moe & Jack LLC (275 "Pep Boys" stores omitted)	Delaware
Tire Stores Group Holding Corp.	Delaware
Big 10 Tire Stores, LLC (79 "Big 10 Tires" stores omitted)	Delaware
Pep Boys - Manny, Moe & Jack of Puerto Rico, Inc. (26 "Pep Boys" stores omitted)	Delaware
Carrus Supply Corporation	Delaware
PB Acquisition Company Florida LLC (11 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Texas LLC (4 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Indiana LLC	Delaware
PB Acquisition Company North Carolina LLC (3 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Puerto Rico LLC (6 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Tennessee LLC (3 "Pep Boys" stores omitted)	Delaware
Colchester Insurance Company	Vermont
Pep Boys – Manny, Moe & Jack of Texas LLC	Texas
Pep Boys Pakistan Limited	Pakistan
Car Sales US LLC	Delaware
Car Sales of New York LLC	Delaware
Car Sales of California LLC	Delaware
Car Sales of Georgia LLC	Delaware
Car Sales of Pennsylvania LLC	Delaware
The Pep Boys Manny Moe & Jack of California LLC (224 "Pep Boys" stores omitted)	California
PB Acquisition Company San Diego LLC	Delaware
PB Acquisition Company Arizona LLC (14 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Alameda LLC (3 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Colorado LLC	Delaware
PB Acquisition Company Minnesota LLC (2 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Illinois LLC (2 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Hartford LLC (2 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Massachusetts LLC (2 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Michigan LLC (5 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Nassau LLC (5 "Pep Boys" stores omitted)	Delaware
PB Acquisition Company Washington LLC (10 "Pep Boys" stores omitted)	Delaware
JBRE Holdings, LLC	Delaware
JBRE LLC	Delaware
JBRE CTEX LLC (9 "Pep Boys" stores omitted)	Delaware
JBRE CO LLC (9 "Pep Boys" stores omitted)	Delaware
JBRE AZ LLC (4 "Pep Boys" stores omitted)	Delaware
JBRE GA LLC (6 "Pep Boys" stores omitted)	Delaware
JBRE NV LLC (6 "Pep Boys" stores omitted)	Delaware
JBRE NTEX LLC (15 "Pep Boys" stores omitted)	Delaware
JBRE FL LLC (24 "Pep Boys" stores omitted)	Delaware
JBRE STEX LLC (7 "Pep Boys" stores omitted)	Delaware
Precision Auto Care, Inc. (36 "Precision Tune" stores omitted)	Virginia
Precision Printing, Inc.	Virginia
WE JAC Corporation	Delaware
Precision Tune Auto Care, Inc.	Virginia
PTAC Operating Centers, LLC	Virginia
PTAC Operating Centers II LLC	Delaware
PTW, Inc.	Washington

Precision Franchising LLC	Virginia
PT Auto Care Canada, Inc	British Columbia, Canada
ACC-U-TUNE	California
National 60 Minute Tune, Inc	Washington
Miracle Industries, Inc	Ohio
PAC Mexican Delaware Holding Company Inc.	Delaware
Precision Auto Care Mexico II, S. de R.l.	Mexico
Precision Auto Care Mexico I, S. de R.l.	Mexico
Promotora de Franquicas Praxis, S.A. de C.V.	Mexico
Praxis Afinaciones de Puerto Rico, Inc.	Puerto Rico
Sixar Afinaciones Puerto Rico, Inc.	Puerto Rico
Praxis Autopartes S.A. de C.V.	Mexico
Praxis Afinaciones S.A. de C.V.	Mexico
Premier Accessories S.A. de C.V.	Mexico
Sixar Afinaciones S.A. de C.V.	Mexico
Sixar Guadalajara S.A. de C.V.	Mexico
Sixar Occidente, S.A.	Mexico
Miracle Partners, Inc.	Delaware
Precision Building Solutions, Inc.	Delaware
IEH Auto Parts Holding LLC	Delaware
IEH BA LLC	Delaware
IEH AIM LLC	Delaware
Icahn Automotive Service LLC	Delaware
Icahn Automotive Service Partners LLC	Delaware
IEH Auto Parts LLC (433 "Auto Plus" and 55 "Consumer Auto Parts" stores omitted)	Delaware
AP Acquisition Company Clark LLC	Delaware
AP Acquisition Company Gordon LLC	Delaware
AP Acquisition Company Missouri LLC	Delaware
AP Acquisition Company Washington LLC	Delaware
AP Acquisition Company Massachusetts LLC	Delaware
AP Acquisition Company New York LLC	Delaware
AP Acquisition Company North Carolina LLC	Delaware
AAMCO Transmissions, LLC	Pennsylvania
AAMCO Canada, Inc.	New Brunswick, Canada
American Driveline Technical Services, LLC	Pennsylvania
American Driveline Centers, LLC	Pennsylvania
Cottman Transmission Systems, LLC	Delaware
Ross Advertising, LLC	Pennsylvania
AAMCO Retail LLC	Delaware
AAMCO Northeast LLC (3 "AAMCO" stores omitted)	Delaware
AAMCO Northwest LLC (10 "AAMCO" stores omitted)	Delaware
AAMCO Southeast LLC	Delaware
AAMCO Southwest LLC	Delaware
Transom ADS Holdings Corp	Delaware
American Driveline Systems, Inc.	Delaware
CVR Energy Inc.	Delaware
CVR Energy Holdings, Inc.	Delaware
CVR Services, LLC	Delaware
Coffeyville Resources Crude Transportation, LLC	Delaware

Coffeyville Resources Nitrogen Fertilizers, LLC	Delaware
Coffeyville Resources Pipeline, LLC	Delaware
CVR Partners, LP	Delaware
Wynnewood Energy Company, LLC	Delaware
CVR RHC, LP	Delaware
CVR Refining, LLC	Delaware
CVR Refining, LP	Delaware
CVR Nitrogen, LP	Delaware
CVR Common Assets WYN, LLC	Delaware
CVR Common Assets CVL, LLC	Delaware
CVR Common Services, LLC	Delaware
East Dubuque Nitrogen Fertlizers, LLC	Delaware
Wynnewood Insurance Company	Delaware
CVR Refining CVL, LLC	Delaware
CVR Refining WYN. LLC	Delaware
CVR Supply & Trading, LLC	Delaware
CVR Renewables WYN, LLC	Delaware
CVR Renewables, LLC	Delaware
CVR CHC, LP	Delaware
CVR FHC, LP	Delaware
Viskase Companies, Inc	Delaware
WSC Corp.	Delaware
Viskase Films, Inc.	Delaware
Viskase del Norte, S.A. de C.V.	Mexico
Servicos Viskase del Norte, S.A. de C.V.	Mexico
Viskase S.A.S.	France
Viskase SpA	Italy
Viskase Gmbh	Germany
Viskase Polska SP.ZO.O	Poland
Viskase Spain SL	Spain
Viskase Brasil Embalagens Ltda	Brazil
Viskase Asia Pacific Corp	Philippines
Viskase Sales Philippines Inc.	Philippines
Viskase Holdings, Inc.	Delaware
Walsroder Casings GmbH	Germany
CT Casings Beteiligungs GmbH	Germany
Westpoint Home LLC	Delaware
WestPoint Home Netherlands Holding, LLC	Delaware
WestPoint Home (Netherlands) Coopertief	Netherlands
WestPoint Home Asia Ltd.	British Virgin Islands
WestPoint Pakistan LLC	Delaware
WP IP, LLC	Nevada
WestPoint Home Pakistan Limited	Delaware
WP Trademarks, LLC	Delaware
WP Property Holdings I, LLC	Delaware
WP Property Holdings II, LLC	Delaware
WestPoint Home Stores, LLC	Delaware
WP Sales, LLC	Delaware
WPH - Nostalgia LLC	Delaware

WP Properties Lanier/Carter, LLC	Delaware
WP Properties Lumberton, LLC	Delaware
WP Properties Wagram, LLC	Delaware
WP Properties Clemson, LLC	Delaware
WP Properties Wagram Facility, LLC	Delaware
WestPoint Home (Netherlands) B.V.	British Virgin Islands
WestPoint Home (Bahrain) W.L.L.	Bahrain
WestPoint Home (Shanghai) Inc.	China
WestPoint Home Luxury Linens LLC	Delaware
WP Properties Alamance, LLC	Delaware
WP Properties Drakes, LLC	Delaware
WP Properties Fairfax Mill, LLC	Delaware
WP Properties Fairfax Operations, LLC	Delaware
WP Properties Graphics, LLC	Delaware
WP Properties Lanett, LLC	Delaware
WP Properties Opelika, LLC	Delaware
WP Properties Greenville, LLC	Delaware
WP Properties LMP, LLC	Delaware
WP Properties Opelika Lots, LLC	Delaware
WP Properties Lakeview, LLC	Delaware
WP Properties Transportation Center, LLC	Delaware
WestPoint VSS Holding LLC	Delaware
Vision Linens Global Limited Private Limited Company	United Kingdom
Vision Linens Group Limited	United Kingdom
Vision Support Services Asia Private Limited	Hong Kong
Vision Support Services Limited Mauritius	Mauritius
Vision Support Services Pakistan (Private) Ltd	Pakistan
VSS Sourcing (India) Private Limited	India
Vision Support Services (Ningbo) Limited	China
Vision Support Gulf FZE	United Arab Emirates
Vision Support Services Europe Limited	Republic of Ireland
Vision Linens Limited	United Kingdom
Lissadell Liddell Ireland Limited	Republic of Ireland
Vision Linens B.V.	Netherlands
L Whitaker Services Private Limited Company	United Kingdom
HLL Linens Private Limited Company	United Kingdom
Vision Support Trading LLC	United Arab Emirates
VSS Support Global Private Limited	India
Vision Support Services (Shanghai) Limited	China
Swiscot Textiles Limited	United Kingdom
VIVUS LLC	Delaware
Vivus Pharmaceuticals Limited	Canada
VIVUS BV	Netherlands
Vivus Digital Health	Delaware

Vivus Development LLC Delaware

Vivus AG Delaware